                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2003

                               -----------------

                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9371                   51-0283071
-------------------------------     ----------------         -------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE           (IRS EMPLOYER
        INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)

   375 PARK AVENUE, SUITE 3201
       NEW YORK, NEW YORK                           10152
--------------------------------                  ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE                  (ZIP CODE)
            OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On November 12, 2003, Alleghany Corporation issued a press release on the subject of its 2003 third quarter consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ALLEGHANY CORPORATION


                                         /s/ Peter R. Sismondo
                                         ---------------------------------------
                                    By:  Peter R. Sismondo
                                         Vice President,
                                         Controller,
                                         Treasurer and Assistant
                                           Secretary

Date: November 13, 2003
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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit Description
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
99.1              2003 Third Quarter Earnings Release, dated November 12, 2003